UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2008

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

(817) 252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The information in this "Item 2.02 Results of Operations and Financial Condition" is being furnished. The information in this Item 2.02, and, except as specified in Item 9.01 below, the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing.

On December 18, 2008 Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the third quarter ended November 29, 2008. A copy of the press release containing this information is attached hereto as Exhibit 99.1.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)     On December 15, 2008 the Company received a notice from NYSE Regulation, Inc. dated December 15, 2008 that the Company was not in compliance with the New York Stock Exchange (“NYSE”) continued listing standard under section 802.01C of the NYSE Listed Company Manual due to the fact that the average closing share price of the Company’s common stock over a consecutive 30 trading day period was less than $1.00.

Under the NYSE rules, the Company has ten business days following receipt of the notice to respond to the NYSE and six months from December 15, 2008 to achieve compliance with the mentioned continued listing standard, subject to on-going reassessment. The Company will notify the NYSE, within the required ten business day period, that it intends to cure the deficiency.

On December 18, 2009 the Company issued the press release wherein the matter described above is described under the caption “New York Stock Exchange.” A copy of the press release containing this information under the caption “New York Stock Exchange” is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

                (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated December 18, 2008 announcing the Company’s financial results for the third quarter ended November 29, 2008, and describing the notice received from NYSE Regulation, Inc. Only the information in this press release under the caption “New York Stock Exchange” is intended to be deemed filed rather than furnished pursuant to General Instruction B.2 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	December 18, 2008	By:	/s/ Michael A. Carter
Michael A. Carter, Senior Vice
President and General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 18, 2008 announcing the Company’s financial results for the third quarter ended November 29, 2008, and describing the notice received from NYSE Regulation, Inc. Only the information in this press release under the caption “New York Stock Exchange” is intended to be deemed filed rather than furnished pursuant to General Instruction B.2 of Form 8-K.